UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21110

                  Oppenheimer Tremont Core Diversified Hedge Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                                 (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


             Registrant's telephone number, including area code: (303) 768-3200
                                                                 --------------

                        Date of fiscal year end: March 31

            Date of reporting period: April 1, 2003 - March 31, 2004



ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

OFI Tremont Core Diversified Hedge Fund ("The Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

      The Fund provided an average annual total return for the one-year period ended March 31, 2004 of 6.22%.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE GENERALLY NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDING, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE INVESTMENT MANAGER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.

      During the year ending March 31, 2004, the Fund's allocation to event driven, multi-strategy and fixed income managers proved beneficial as the credit-focused programs performed the best, and had the largest impact on performance. Given interest rate levels, kept low by the Federal Reserve (Fed), those investors looking for yield invested their money into high yield mutual funds, which witnessed record inflows. The result was felt in the high yield bond market, which, as measured by the Merrill Lynch High Yield Master Index II, 1 ended the 12-month period with a gain of 22.21%. The most risky credit products dominated performance within the high yield market, with CCC-rated credits ending the year climbing 41.04%, as shown by the CCC-rated component of the Merrill Lynch High Yield Master Index II.

      Throughout 2003, favorable technical market conditions and an improving economic climate added positive momentum to the credit markets. Many managers with event driven and or credit sensitive strategies were able to capalitize on shifting credit spreads. The percentage to these sectors varied monthly, depending on net cash inflows, however, over the course of the year the target allocation was to have over 30% of the Fund's assets allocated to managers who could capitalize on credit opportunities. But, the market for high yield and distressed securities changed substantially during the first quarter ending March 31, 2004. Despite the continued strong earnings reports, investors began to discriminate between fundamentally solid companies and others with significant refinancing, industry or other structural risk profiles. A change occurred in the supply and demand balance in the high yield market; mutual fund investors began to withdraw from high yield, approximately $412 million in February and March. The results of hedge

1. The Merrill Lynch High Yield Master Index II is an unmanaged representation of the performance of non-investment grade U.S. domestic bonds and is not indicative of Fund performance. It is not possible to invest directly in an index.

                          2 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND
fund managers, while generally positive, saw significant disparity. Managers holding more liquid portfolios could quickly maneuver from higher beta names, thereby mitigating losses. However, managers with significant exposure to less liquid, CCC-rated credits had difficulty moving positions in a weak environment, hurting performance.

      Credit spread contraction was also the driver of returns for the Fund's convertible arbitrage managers. The managers had mixed results depending on the credit quality of issues in their respective portfolios. The strategy was strong, coming off of last year's military initiative in the Middle East, though it suffered a setback during the summer months as declining volatility, call and dividend concerns and record new issuance weighed in on convertible arbitrage managers. Investor inflows into the strategy, combined with an improving credit market, provided support to most convertible arbitrage managers and, by late 2003, they had mostly regained their mid-summer losses. Managers generally had a positive January, though shifted to a defensive positioning, lowering leverage, hedging credit and hedging interest rates.

      The Fund's global macro managers as a group had disappointing results and added little to the overall performance of the Fund. Looking back, the key trends, aside from those prevalent in the U.S. fixed income markets, were the general improvement in global growth as witnessed by the rising global equity markets, the impact of U.S. interest rate policy across Europe, Japan and Asia, the escalation of commodity values, and the depreciation of the U.S. dollar.

      The long/short equity managers, with the largest portion of the Fund's assets, also contributed modestly to the overall performance. The managers as a group had mixed results and failed to outperform the broad U.S. equity markets. The investment environment for most of the year was one of momentum. During the first part of the year, the lack of differentiation made it difficult for long/short equity managers to outperform the major equity indices. In many cases, poorer quality stocks led the recovery, similar to the results in high yield. The result was problematic for the short books of many managers. However, towards the end of the year, managers began to report a return to a more fundamentally driven, stock-pickers market. Confirmation of this claim, through performance attribution, has begun to show more balance in gains between longs and shorts. For the year as a whole, managers with a longer bias did better than those with lower net exposures, or those that made top-down decisions to be net short.

      The Fund's equity market neutral managers produced positive results during the year despite the tough challenges facing the strategy. The cyclical and secular backdrops have both been largely negative for the drivers of equity market neutral managers' returns. Narrower spreads, lower volatility, higher correlations and lower volumes have been costs to the strategy. In the final two quarters, investors began differentiating between fundamentally good and bad companies, allowing them to weather the storm and generate positive results.

      The year ended March 31, 2004 was a challenging one and we thank you for your support.


                          3 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  OFI Tremont Core
                  Diversified Hedge                     Lehman Government Credit
                        Fund          S&P 500 Index 2         Bond Index 3

01/02/2003            $10,000             $10,000               $10,000
03/31/2003             10,221               9,685                10,165
06/30/2003             10,484              11,175                10,523
09/30/2003             10,593              11,471                10,470
12/31/2003             10,693              12,867                10,467
03/31/2004             10,857              13,085                10,789


AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AT 3/31/04

1-Year  6.22%           Since Inception  6.78%          Inception Date  1/2/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. Large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Government/Credit bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                   4 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  March 31, 2004
--------------------------------------------------------------------------------

                                                 % OF
                                           INVESTMENT                              FAIR  % OF NET                       ACQUISITION
                                            FUND HELD             COST            VALUE    ASSETS      LIQUIDITY 1           DATE 2
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.           2.3%    $  6,075,002    $   6,509,812       6.2%     Quarterly        01/03-02/04
Forest Fulcrum Fund, L.P.                         5.4        4,600,002        4,833,515       4.6      Monthly          01/03-02/04
                                                          ---------------------------------------
TOTAL CONVERTIBLE ARBITRAGE                                 10,675,004       11,343,327      10.8
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
The 32 Capital Fund Ltd.                          1.2        5,225,002        5,608,054       5.3      Monthly          01/03-01/04
NYLIM Lexington Partners, L.P.                    3.8        3,400,000        3,394,979       3.2      Quarterly              10/03
                                                          ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                  8,625,002        9,003,033       8.5
------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Chatham Asset Partners High Yield
  Fund, L.P.                                      1.3        7,100,000        7,269,884       6.9      Quarterly        01/04-03/04
Halcyon Fund, L.P.                                1.2        2,800,002        3,209,404       3.0      Annually         01/03-01/04
GoldenTree High Yield Partners, L.P.              0.5        2,200,002        2,656,556       2.5      Semi-Annually    01/03-01/04
                                                          ---------------------------------------
TOTAL EVENT DRIVEN                                          12,100,004       13,135,844      12.4
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                              2.1        6,150,000        6,776,744       6.4      Quarterly        06/03-01/04
Oak Hill CCF Partners, L.P.                       1.7        5,000,000        4,984,227       4.7      Monthly          12/03-01/04
                                                          ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                11,150,000       11,760,971      11.1
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Feeder Fund Limited                          1.1       10,500,000       10,629,610      10.0      Monthly                01/04
Keynes Fund Limited, The                          1.9        6,100,000        6,310,404       6.0      Monthly                11/03
Epoch Overseas Ltd.                               0.5        6,100,000        6,099,632       5.8      Quarterly              02/04
                                                          ---------------------------------------
TOTAL GLOBAL MACRO                                          22,700,000       23,039,646      21.8
------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Highline Capital Partners QP, L.P.                7.6        7,050,000        7,551,801       7.2      Quarterly        10/03-01/04
Standard Pacific Capital Offshore
  Fund Ltd.                                       0.3        6,850,002        6,987,803       6.6      Monthly          03/03-01/04
Endeavour Capital Partners, L.P.                  5.3        6,500,000        6,655,127       6.3      Annually               01/04
Claiborne Capital Partners Institutional,
  L.P.                                            2.4        6,800,000        6,110,603       5.8      Quarterly        08/03-01/04
Trisun Capital Fund, L.P.                         4.6        4,475,002        4,815,563       4.6      Annually         01/03-01/04
                                                          ---------------------------------------
TOTAL LONG/SHORT EQUITY                                     31,675,004       32,120,897      30.5
------------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Sagamore Hill Partners L.P.                       1.6        8,200,002        8,668,334       8.2      Quarterly        01/03-03/04
Canyon Value Realization Fund, L.P.               0.6        5,100,002        5,781,299       5.5      Annually         01/03-02/04
                                                          ---------------------------------------
TOTAL MULTI STRATEGY                                        13,300,004       14,449,633      13.7
                                                          ---------------------------------------
Total Investments in Investment Funds                      110,225,018      114,853,351     108.8

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                     2,072,474        2,072,474       2.0
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
SHORT-TERM INVESTMENT                                     $112,297,492    $ 116,925,825     110.8%
                                                          ============    -----------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (11,442,110)    (10.8)
                                                                          -----------------------
NET ASSETS                                                                $ 105,483,715     100.0%
                                                                          =======================

DETAILED INFORMATION ABOUT THE INVESTMENT FUNDS' PORTFOLIOS IS NOT AVAILABLE.

1. AVAILABLE FREQUENCY OF REDEMPTIONS AFTER INITIAL LOCK-UP PERIOD.

2. REPRESENTS INITIAL THROUGH MOST RECENT MONTH OF INVESTMENT PURCHASES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   5 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $110,225,018)                                 $ 114,853,351
----------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $2,072,474)                                                            2,072,474
----------------------------------------------------------------------------------------------------------------
Deferred ongoing offering costs                                                                           63,061
----------------------------------------------------------------------------------------------------------------
Receivables:
Investment funds sold                                                                                  2,168,587
Receivable from Adviser                                                                                   42,141
                                                                                                   -------------
Total assets                                                                                         119,199,614

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemption due to affiliate                                                               10,000,000
Investment fund purchased                                                                              3,500,000
Management fee                                                                                           144,484
Professional fees                                                                                         35,584
Administration fee                                                                                        14,441
Trustees' fees and expenses                                                                                2,780
Miscellaneous fees                                                                                        18,610
                                                                                                   -------------
Total liabilities                                                                                     13,715,899

----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $ 105,483,715
                                                                                                   =============

----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)         $         102
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           102,777,958
----------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                       (1,559,634)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                (363,044)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                             4,628,333
                                                                                                   -------------
NET ASSETS                                                                                         $ 105,483,715
                                                                                                   =============

----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
(based on net assets of $105,483,715 and 101,688.870 shares of beneficial interest outstanding)    $    1,037.32

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   6 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS  For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $    22,826

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          935,344
--------------------------------------------------------------------------------
Administration fee                                                       93,546
--------------------------------------------------------------------------------
Professional fees                                                        55,000
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              13,273
--------------------------------------------------------------------------------
Miscellaneous fees                                                       63,153
                                                                    -----------
Total expenses                                                        1,160,316
Less: Waiver of expenses by the Adviser                                 (84,904)
                                                                    -----------
Net expenses                                                          1,075,412

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,052,586)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                        663,301
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  3,970,400

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,581,115
                                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   7 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                   2004           2003 1
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                           $  (1,052,586)    $   (107,044)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                    663,301               --
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                              3,970,400          657,933
                                                                                              --------------------------------
Net increase in net assets resulting from operations                                              3,581,115          550,889

------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                               (554,603)              --
------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                               (979,532)              --
------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                               (2,279,348)              --

------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                       80,065,194       25,000,000

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                   79,832,826       25,550,889
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                25,650,889          100,000 2
                                                                                              --------------------------------
End of year [including accumulated net investment loss of $1,559,634 and $0, respectively]    $ 105,483,715     $ 25,650,889
                                                                                              ================================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. The Fund was initially capitalized with $100,000 of capital on December 16, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   8 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $   3,581,115
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                      (663,301)
Net change in unrealized appreciation on investments                (3,970,400)
Purchases of investments                                          (107,000,000)
Proceeds from sales of investments                                  21,213,315
Increase in receivable for investment funds sold                    (2,168,587)
Increase in deferred ongoing offering costs                            (63,061)
Decrease in receivable from Adviser                                      2,878
Increase in payable for investment fund purchased                    3,500,000
Increase in management fee payable                                      48,770
Increase in professional fees payable                                    2,084
Increase in administration fee payable                                   4,869
Decrease in Trustees' fees and expenses payable                         (1,220)
Increase in miscellaneous fees payable                                   4,785
                                                                 -------------
Net cash used in operating activities                              (85,508,753)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES 1
--------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                    86,251,711

--------------------------------------------------------------------------------
Net increase in cash and cash equivalents                              742,958
--------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                       1,329,516
                                                                 -------------
Cash and cash equivalents at end of year                         $   2,072,474
                                                                 =============

1. Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $3,813,483.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   9 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                          2004          2003 1
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 1,021.95      $ 1,000.00
------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                       (17.82)          (4.26)
Net realized and unrealized gain                             82.47           26.21
                                                        --------------------------
Total income from investment operations                      64.65           21.95
------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (7.16)             --
Distributions from net realized gain                        (12.66)             --
Tax return of capital distribution                          (29.46)             --
                                                        --------------------------
Total dividends and/or distributions to shareholders        (49.28)             --
------------------------------------------------------------------------------------
Net asset value, end of period                          $ 1,037.32      $ 1,021.95
                                                        ==========================

------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            6.22%           2.20%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $  105,484      $   25,651
------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                          (1.71)%         (1.68)%
Total expenses                                                1.89%           2.46%
Expenses, net of waiver of expenses by the Adviser            1.75%           1.75%
------------------------------------------------------------------------------------
Portfolio turnover rate 5                                       38%              0%

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  10 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Core Diversified Hedge Fund ("The Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

      OFI Institutional Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. OFI and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund anticipates that the Board will limit each repurchase to no more than 25% of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates


                  11 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Advisor values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

      The Adviser directly assumed all offering costs associated with the initial registration and initial offering of shares. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on Investment Funds for federal income tax purposes.


                  12 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED        INVESTMENT FUNDS
NET INVESTMENT        LONG-TERM                  LOSS      FOR FEDERAL INCOME
INCOME                     GAIN        CARRYFORWARD 1            TAX PURPOSES
--------------------------------------------------------------------------------
$--                         $--               $59,073              $2,764,728

1. The Fund had $59,073 of post-October foreign currency losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                      INCREASE TO
                                  ACCUMULATED NET                REDUCTION TO
REDUCTION TO                     REALIZED LOSS ON             ACCUMULATED NET
PAID-IN CAPITAL           INVESTMENT TRANSACTIONS             INVESTMENT LOSS
-----------------------------------------------------------------------------
$2,280,090                                $46,813                  $2,326,903

The tax character of distributions paid during the periods ended March 31, 2004 and March 31, 2003 was as follows:

                                              YEAR ENDED         PERIOD ENDED
                                          MARCH 31, 2004     MARCH 31, 2003 1
-----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                               $1,512,963                  $--
Long-term capital gain                            21,172                   --
Return of capital                              2,279,348                   --
                                              -------------------------------
Total                                         $3,813,483                  $--
                                              ===============================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2004 are noted below.

Federal tax cost of securities    $ 112,088,623
                                  =============
Gross unrealized appreciation     $   2,775,500
Gross unrealized depreciation           (10,772)
                                  -------------
Net unrealized appreciation       $   2,764,728
                                  =============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates market value.

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of assets and liabilities for the period ended March 31, 2003 have been reclassified to conform to the current year's presentation for the statement of cash flows.


                  13 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.50% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2004, the Management Fee incurred by the Fund was $935,344. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. The fee is payable to the Investment Manager by the Adviser and not the Fund.

      In addition, the Adviser has voluntarily agreed to waive a portion of its Management Fee in order to limit total expenses of the Fund to 1.75% of the average monthly net assets of the Fund. For the year ended March 31, 2004, the Adviser waived management fees in the amount of $84,904.

      Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2004, the Administration Fee incurred by the Fund was $93,546. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed 20% of its Management Fee, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 16,625.751 and 25,100 shares of the Fund, valued at $17,246,224 and $25,650,889, respectively, as of March 31, 2004 and March 31, 2003. The shareholder redemption payable of $10,000,000 at March 31, 2004 was due to a redemption made by OFI.

      Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment Manager.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.


                  14 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED MARCH 31, 2004  PERIOD ENDED MARCH 31, 2003 1, 2
                                                   SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------
Subscriptions                                  82,634.625     $ 86,251,711       25,000.000    $ 25,000,000
Dividends and/or distributions reinvested       3,594.472        3,813,483               --              --
Redemptions                                    (9,640.227)     (10,000,000)              --              --
                                              -------------------------------------------------------------
Net increase                                   76,588.870     $ 80,065,194       25,000.000    $ 25,000,000
                                              =============================================================

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. The Fund was initially capitalized with $100,000 on December 16, 2002.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2004, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/ general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial invest- ment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2004, the Fund had approximately 6.8% of capital invested in Investment Funds with lock-up provisions extending one year from March 31, 2004.

For the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of Investment Funds were $107,000,000 and $21,213,315, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

Effective April 1, 2004 and May 1, 2004, the Fund received initial and additional contributions from shareholders of approximately $63,833,500 and $10,202,600, respectively.


                  15 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT CORE DIVERSIFIED HEDGE FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Core Diversified Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2004, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 2003 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with management of the investment funds and the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI Tremont Core Diversified Hedge Fund at March 31, 2004, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 2003 to March 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

New York, New York
May 17, 2004


                  16 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $49.28 per share were paid to shareholders, on December 1, 2003, of which $0.27 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 3.42% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $91,392 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 6.04% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax mutual fund dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2004 which are not designated as capital gain distributions should be multiplied by 6.55% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  17 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------

The Fund indirectly paid management fees of $780,927 during the period April 1, 2003 through March 31, 2004 as a result of its investments in Investment Funds. This amount represents 1.3% of the Fund's average net assets. The $780,927 only includes management fees incurred to Investment Funds that reported this detail to the Fund. One Investment Fund that may have received management fees from the Fund did not report this detail to the Fund.

      In addition, the Fund indirectly incurred incentive allocation of $988,351 during the period January 1, 2003 through December 31, 2003 as a result of its investments in Investment Funds. This amount represents 1.6% of the Fund's average net assets. The $988,351 only includes incentive allocation incurred to Investment Funds that reported this detail to the Fund. Two Investment Funds that may have received incentive allocation from the Fund did not report this detail to the Fund.


                  18 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
FUND, LENGTH OF SERVICE, AGE     TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE CHARTS BELOW IS 6803 S.
TRUSTEES                         TUCSON WAY, CENTENNIAL, CO 80112- 3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM,
                                 UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD J. ABDOW,                 Chairman (since 1959) of Abdow Corporation (operator of restaurants); Trustee of the
Trustee (since 2002)             following real estate businesses (owners and operators of restaurants): G&R Realty Co.
Age: 72                          Trust (since 1978), G&R Trust (since 1973), Abdow Partnership (since 1975), Auburn
                                 Associates (since 1983); Hazard Associates (since 1985); Chairman (since 1996) of
                                 Western Mass Development Corp. (non-profit development); Chairman of American Interna-
                                 tional College (non-profit college); Trustee (since 1987) of Bay State Health Systems
                                 (health services); Trustee (since 1993) of MML Series Investment Fund and Trustee
                                 (since 1994) of MassMutual Institutional Funds (MMIF) (open-end investment companies).
                                 Oversees 10 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Self-employed as an investment consultant; a director (since 1996) of Lakes
Trustee (since 2002)             Environmental Association, and Medintec (since 1992) and Cathco (since 1995) (medical
Age: 63                          device companies); and a member of the investment committee of the Associated Jewish
                                 Charities of Baltimore (since 1994); formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 10 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Properties, Inc. (an oil and gas exploration and production company);
Trustee (since 2002)             Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash
Age: 56                          processing and production); Vice President of Wold Talc Company, Inc. (talc mining);
                                 Managing Member, Hole-in-the-Wall Ranch (cattle ranching); formerly Director and
                                 Chairman of the Board, Denver Branch of the Federal Reserve Bank of Kansas City
                                 (1993-1999) and Director of PacifiCorp. (1995 - 1999), an electric utility. Oversees 10 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,                  Principal with Ardsley Associates (since 2000) (consulting firm). Director (since
Trustee (since 2002)             October 2000) of Cornerstone Real Estate Advisors (real estate equity investment
Age: 66                          management services) and MML Investors Services (individ- ual retirement, insurance, investment and life event planning products and services company)(both affiliates of the Adviser); Trustee of OFI Trust Company (since 2001) (also an affiliate of the
                                 Adviser). Formerly Trustee of the American International College (1995 - December
                                 2003); Senior Vice President, MassMutual Financial Group (May 1990 - July 2000).
                                 Oversees 10 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                      STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                                 RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and director (since June 2001) and President (since
President, Trustee and           September 2000) of the Manager; President and a director or trustee of other
Chairman of the Board,           Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
Trustee (since 2002)             Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
Age: 54                          Holdings, Inc. (a holding company subsidiary of the Manager); a director (since
                                 November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager);
                                 Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager);
                                 President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc. and
                                 Centennial Asset Management Corporation (since November 2001), HarbourView Asset
                                 Management Corporation and OFI Private Investments, Inc. (since July 2001); President
                                 (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                 Management, Inc.; a director (since November 2001) of Trinity Investment Management
                                 Corp. and Tremont Capital Management, Inc. (Investment advisory affiliates of the
                                 Manager); Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                 Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                                 Acquisition Corporation (a holding company that owns the shares of David L. Babson &
                                 Company, Inc.); a member of the Investment Company Institute's Board of Governors
                                 (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief
                                 Operating Officer (September 2000-June 2001) of the Manager; President and trustee
                                 (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                 Institutional


                  19 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
JOHN V. MURPHY,                  Funds (open-end investment companies); a director (September 1999-August 2000) of C.M.
Continued                        Life Insurance Company; President, Chief Executive Officer and director (September
                                 1999-August 2000) of MML Bay State Life Insurance Company; a director (June 1989-June
                                 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of
                                 Emerald Isle Bancorp). Oversees 73 portfolios as Trustee/Director and 10 portfolios as
                                 Officer in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------------
OFFICERS                         THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. ZACK, TWO WORLD
                                 FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S.
                                 TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL
                                 HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer (since March 1999) of the Adviser; Treasurer (since
Treasurer, Principal Financial   March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
and Accounting Officer           Oppenheimer Real Asset Manage- ment Corporation, Shareholder Financial Services, Inc.,
(since 2002)                     Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc. (since March
Age: 44                          2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000)
                                 and OFI Institutional Asset Management, Inc. (since November 2000); Treasurer and Chief
                                 Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Adviser); Assistant Treasurer (since March 1999) of Oppenheimer
                                 Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                 Principal and Chief Operating Officer (March 1995-March 1999) of Bankers Trust
                                 Company-Mutual Fund Services Division. An officer of 83 portfolios in the
                                 OppenheimerFunds complex.


ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since February 2002)
Secretary (since 2002)           of the Adviser; General Counsel and a director (since November 2001) of
Age: 55                          OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel (since
                                 November 2001) of HarbourView Asset Management Corporation; Vice President and a
                                 director (since November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                 President, General Counsel and a director (since November 2001) of Shareholder
                                 Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel
                                 (since November 2001) of Centennial Asset Management Corporation; a director (since
                                 November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a
                                 direc- tor (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                 (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since November
                                 2001) of Oppenheimer Acquisition Corp.; for- merly Senior Vice President (May
                                 1985-January 2004), Acting General Counsel (November 2001-February 2002) and Associate
                                 General Counsel (May 1981-October 2001) of the Adviser; Assistant Secretary of
                                 Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services,
                                 Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. And
                                 OppenheimerFunds plc (October 1997-November 2001). An officer of 83 portfolios in the
                                 OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                  20 | OFI TREMONT CORE DIVERSIFIED HEDGE FUND

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ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements was engaged to provide $41,250 in fiscal 2004 and $42,000 in fiscal 2003.


         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $35,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $12,500 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last tow fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $0 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to analysis of the registrant's expenses and consultations with management with respect to its due diligence review process surrounding investments.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $47,500 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  SEE EXHIBIT 11 C.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that would require disclosure herein.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of March 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

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ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

(C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)